COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

Supplement dated September 22, 2010 to the Prospectus dated April 30, 2010 (the “Prospectus”)

for

Preferred Plus Variable Annuity Contracts

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The last sentence of the first paragraph on Page 1 of the Prospectus is revised to read as follows:

The Contract may not be purchased if any proposed Owner or any proposed Annuitant has attained age 80.

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The name of the Investment Adviser listed for Templeton Growth Securities Fund of the Franklin Templeton Variable Insurance Products Trust in the table on Page 22 is deleted and replaced by Templeton Global Advisors  Limited (Global Advisors).

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The fourth and fifth paragraphs under DISTRIBUTION OF CONTRACTS are amended in their entirety, as follows:

Compensation Paid to All Selling Firms. We and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6.0% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 1.00% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the Contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Additional Compensation for Selected Selling Firms. We and Distributor may pay additional compensation to selected selling firms, including marketing allowances, persistency payments at annual rates up to 0.20% of aggregated assets under management, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the Contracts). Persistency payments are periodic payments based on account values of our variable insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms’ marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.

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This Supplement should be retained with your Prospectus for future reference.